Investments	12 Months Ended
Dec. 31, 2019
Equity Method Investments and Joint Ventures [Abstract]
Investments	Investments
Investments accounted for under the equity method of accounting consisted of the following as of December 31, 2019 and 2018:

	% Ownership as of December 31, 2019	As of December 31,
		2019	2018
AerDragon	16.7	$68,673	$65,920
AerLift	39.3	35,188	47,644
ACSAL	19.4	16,118	15,248
		$119,979	$128,812

Our share of undistributed earnings of investments in which our ownership interest is less than 50% was $39.4 million and $48.2 million as of December 31, 2019 and 2018, respectively. We also have an investment in Peregrine of $3.3 million as of December 31, 2019 and 2018, which is accounted for in accordance with the cost method of accounting. Please refer to Note 25—Variable interest entities for further details.